PEAR THERAPEUTICS

Prescription Digital Therapeutics

Software for the Treatment of Serious Disease

Investor Presentation
May 2021

Disclaimer

ABOUT THIS PRESENTATION

This investor presentation ("Presentation") contains proprietary and confidential information of Thimble Point Acquisition Corporation ("TPAC") and Pear Therapeutics, Inc. (the "Company"), and the entire content should be considered "Confidential Information" with respect to both TPAC and the Company. This presentation is made solely for informational purposes, and no representation or warranty, express or implied, is made by TPAC, the Company or any of their representatives as to the information contained in these materials or disclosed during any related presentations or discussions. The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by TPAC and the Company and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements.

This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the "Business Combination") between TPAC and the Company and related transactions and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law in no circumstances will TPAC, the Company or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, investment banks, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither TPAC nor the Company has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of TPAC or the Business Combination. Viewers of this presentation should each make their own evaluation of TPAC and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of TPAC, the Company, or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

FORWARD LOOKING STATEMENTS

Certain statements, estimates, targets and projections in this Presentation may be considered forward-looking statements within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or involving, or future performance of, TPAC or the Company. For example, projections of future EBITDA, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company's products, projections of the Company's future financial results and other metrics, the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "pro forma", "may", "should", "could", "might", "plan", "possible", "project", "strive", "budget", "forecast", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by TPAC and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against TPAC, the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of TPAC, or the Company to obtain financing to complete the Business Combination or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; the possibility that the Company or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; the Company's estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; the ability of the Company to defend its intellectual property and satisfy regulatory requirements; the impact of the COVID-19 pandemic on the Company's business; and other risks and uncertainties set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in TPAC's final prospectus dated September 14, 2020 relating to its initial public offering and other risks and uncertainties indicated from the time to time in the definitive proxy statement to be delivered to TPAC's stockholders and related registration statement on Form S-4, including those set forth under "Risk Factors" therein, and other documents filed to be filed with the SEC by TPAC.

This presentation includes preliminary financial information (or "Flash" information) for the fiscal year ended December 31, 2020, which is subject to completion of the Company's year-end close procedures and further financial review, and will differ from the financial information in the definitive proxy statement to be delivered to TPAC's stockholders and related registration statement on Form S-4. Actual results may differ as a result of the completion of the Company's year-end closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither the Company's independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither TPAC nor the Company undertakes any duty to update these forward-looking statements.

Disclaimer

USE OF PROJECTIONS

This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company's fiscal years 2020 through 2025. Neither TPAC's nor Company's independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

This presentation contains trademarks, service marks, trade names and copyrights of TPAC, the Company and other companies, which are the property of their respective owner, including reSET®, reSET-O®, Somryst®, PearConnect™.

The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by the Company with the SEC. Some of the financial information and data contained in this presentation, such as Adjusted EBITDA have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). The Company and TPAC believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company and TPAC believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please see the Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure for the periods presented. You should review the Company's and TPAC's audited financial statements, which will be included in the definitive proxy statement relating to the Business Combination.* You should review the Company's and TPAC's audited financial statements, which will be included in the definitive proxy statement relating to the Business Combination.**

ADDITIONAL INFORMATION ABOUT THE BUSINESS COMBINATION AND WHERE TO FIND IT

The Business Combination will be submitted to stockholders of TPAC for their consideration. TPAC intends to file a Registration Statement on Form S-4 with the SEC, which will include preliminary proxy statement and a definitive proxy statement, to be distributed to TPAC's stockholders in connection with TPAC's solicitation for proxies for the vote by TPAC's shareholders in connection with the Business Combination and other matters as described in the definitive proxy statement. After the Registration Statement on Form S-4 has been filed and declared effective, TPAC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. TPAC's stockholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with TPAC's solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about the Company, TPAC and the Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by TPAC, without charge, at the SEC's website located at www.sec.gov or by directing a request to meara.murphy@peartherapeutics.com or phone: 650.567.6952.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PARTICIPANTS IN THE SOLICITATION

The Company, TPAC and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from TPAC's stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of TPAC's stockholders in connection with the Business Combination will be set forth in TPAC's proxy statement when it is filed with the SEC. You can find more information about TPAC's directors and executive officers in TPAC's final prospectus filed with the SEC on September 14, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in TPAC's proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

*To be included if a reconciliation of Non-GAAP financial numbers is included in the Presentation.
**To be included in Non-GAAP financial numbers are included in the Presentation.

PEAR THERAPEUTICS

The **Presenters**

PEAR THERAPEUTICS



COREY MCCANN
MD, PHD
CEO
MPM
McKinsey & Company



CHRIS GUIFFRE
JD, MBA
CFO & COO
CERULEAN
CUBIST



YURI MARICICH
MD, MBA
CMO
corixa.
Cavion



JULIA STRANDBERG
MBA
CCO
Medtronic
3M

THIMBLE POINT ACQUISITION



ELON BOMS
MBA
CEO
PVFO
LaunchCapital

PEAR THERAPEUTICS

Pear Therapeutics **Transaction Overview***

Pear is preparing to go public through a SPAC merger with Thimble Point Acquisition Corp. which may raise an additional $100 million PIPE to further support long-term growth

Pear Therapeutics

- Pear is the leader in developing prescription digital therapeutics (PDTs) to treat serious disease
- Founded in 2013 by Dr. Corey McCann, Pear has brought to market the first three Prescription Digital Therapeutics (PDTs) ever authorized by the FDA
- Previously raised >$250M of capital from investors, including SoftBank, Temasek, Kaiser Permanente, Novartis, 5am Ventures, Jazz Ventures, Arboretum Ventures and more

Thimble Point Acquisition Corporation

- Publicly listed SPAC with $276M cash in trust
- Sponsored by an affiliate of the Pritzker Vlock Family Office (PVFO), Thimble Point targets high-growth technology-enabled businesses disrupting large and established markets
- An affiliate of PVFO will also be anchoring the PIPE via their $50M Forward Purchase Agreement

Transaction

- Pro forma enterprise value of $1.2B
- Expects $450M of cash on Pear's balance sheet post-transaction, further boosting Pear's position as a category creator and leader
- Indications of interest to invest in the PIPE received from the following insiders: SoftBank, Temasek, Kaiser Permanente and others
- Management and insiders rolling over 100% of their equity

* See slide 39.

PEAR THERAPEUTICS

Pear Therapeutics **Investment Thesis**

1. Transformational opportunity **to disrupt the >$3T global healthcare industry** with software-based therapeutics that can address unmet medical needs alone and in combination with pharmaceuticals[1]
2. Emerging sector of prescription digital therapeutics (PDTs) = software-based therapeutic interventions with opportunity to treat a wide range of medical conditions for a total addressable market of **>$250B in the U.S.**
3. Pear is the **category creator in PDTs** with **first 3 FDA-authorized PDTs ($2B+ serviceable available market in the U.S.), deep and broad pipeline, and first end-to-end platform ($15B+ serviceable available market in the U.S.)**
4. Differentiated platform allows for **streamlined discovery, development and commercialization of new PDTs,** fostering sustainable **competitive advantage**
5. **Data, platform, IP, and regulatory competitive advantages** plus **capital-efficient business model** to pursue **software-like margins** with **therapeutic-like pricing**
6. **Management team built to scale** led by mix of seasoned life science and tech employees and backed by blue-chip syndicate of cross-disciplinary investors
7. **Capital infusion** creates opportunity for **sustained leadership in a new category** with applicability across healthcare

PEAR THERAPEUTICS

Contents

- **The Opportunity For Prescription Digital Therapeutics**
- Introducing Pear Therapeutics
- Product, Pipeline & Platform Overview
- Commercial Product Detail
- Current Status & Path Forward
- Attractive Investment Opportunity
- Appendix

Major trends converge to highlight a need for **software to treat serious disease**



GROWING BURDEN OF CHRONIC DISEASE

90% of U.S. $3.8 trillion in annual health care expenditures is for people with chronic and mental health conditions[1]

TRANSITION TO TELEMEDICINE

Number of people who have used telehealth doubled, from 39.4% pre-COVID-19 to 79.5% post-quarantine[2]





reSET-O
Somryst



PROVIDER SHORTAGE

Across many key disease areas (i.e., substance abuse and insomnia), there are tens of millions of patients with only a few thousand (or less) trained specialists[3-5]



TECHNOLOGY IS PERVASIVE

Americans spend an average of 5.4 hours on their mobile phones daily as big data drives deeper insights from engagement[6]

PEAR THERAPEUTICS

Pear believes **software can treat disease and enhance outcomes** across nearly every disease

	PRODUCTS		PRODUCT CANDIDATES	
DISEASE EXAMPLE	**ADDICTION**	**INSOMNIA**	**PAIN**	**CANCER**
CURRENT STATUS	• >20M Americans struggle with addiction[1] • Only 10-20% of patients receive treatment[1]	• >30M Americans struggle with chronic insomnia[2,3] • Sedatives for short term use only due to side effects	• >50M Americans struggle with acute and chronic pain[4] • Patients left to choose between pain and opiate addiction	• ~17M Americans struggle with cancer[5] • Drug treatments are often discontinued due to side effects
SOFTWARE TO REDEFINE DISEASE TREATMENT	Smartphone application clinically proven to treat addiction and extend the reach of clinicians	Smartphone application clinically proven to treat insomnia as an alternative to drug treatment	Virtual reality application designed to reduce acute and chronic pain – and reduce the use of opiates	Smartphone application designed to minimize cancer medication side effects by tailoring optimal dosing

PDTs COULD HELP ACHIEVE HEALTH OUTCOMES IN DIFFERENT WAYS

- **To help people like a drug**
- **To do so without drug-like side effects**
- **In combination to make drugs more effective**

WATCH PRODUCT VIDEO

PEAR THERAPEUTICS

Prescription Digital Therapeutics (PDTs) are **software to treat serious disease**

PEAR THERAPEUTICS

	HEALTH AND WELLNESS APPS	PHARMACEUTICALS	PRESCRIPTION DIGITAL THERAPEUTICS
Utilizes digital technology to improve human health	✓		✓
Tested in randomized controlled trials		✓	✓
FDA authorized safe and effective		✓	✓
Provides real-time feedback to clinicians			✓
Data security and HIPAA compliant			✓

1900+ Small Molecules

1980+ Biologics

2000+ Cell/Gene Therapies

2020+ Prescription Digital Therapeutics

PEAR THERAPEUTICS

PDTs are poised to disrupt care delivery to **benefit major stakeholders** in the healthcare system


CLINICIANS
Improve reach allowing for broader patient impact
Reimbursable events for dashboard interactions
PATIENTS
24/7 remote access without fear of stigma
Favorable side effect profile vs medications
PEAR
PAYORS
Reduce overall healthcare costs
Fill gaps in care across large populations

Contents

- The Opportunity For Prescription Digital Therapeutics
- **Introducing Pear Therapeutics**
- Product, Pipeline & Platform Overview
- Commercial Product Detail
- Current Status & Path Forward
- Attractive Investment Opportunity
- Appendix

Pear Therapeutics is **the category creator and leader in PDTs**

1 PEAR IS A PIONEER

Pear is *the* first mover and leader in the space, defining the PDT industry via the first 3 FDA-authorized products

2 PRODUCTS IN MAJOR MARKETS

FDA-authorized products reSET, reSET-O, and Somryst for the treatment of addiction and chronic insomnia address 50M+ US patients and 850M+ patients worldwide[1-4*]

3 DEEP & BROAD PIPELINE

14 product candidates with the potential to improve care across a range of therapeutic areas

4 END-TO-END PLATFORM

Scalable infrastructure to discover, develop, and deliver PDTs to patients

5 FOCUS ON SCALE

Strategy to be the primary platform for PDTs with an opportunity to scale from 3 to 17 to 100+ PDTs

6 FURTHERING OUR FIRST-MOVER ADVANTAGE

Demonstrated adoption by patients, clinicians, and payors and we intend to apply that playbook across additional geographies and assets

*As of May 2021, Pear's only Ex-US authorization is Singapore for reSET with plans to expand to other Ex-US markets.

Pear's business is enabled by **life science and tech competitive advantages**...

TECH

PLATFORM

Payor and provider integration

DATA

Products improve over time with more data

LIFE SCIENCE

IP

Foundational estate including 20+ owned and licensed patents

REGULATORY

Pathway requires clinical evidence

PEAR THERAPEUTICS

...and we believe Pear has similarities to **disruptive life science and tech companies**



PLATFORM-DRIVEN PIONEERS OF NEW THERAPEUTIC MODALITIES
TECH PLAYERS WITH DOMINANT PLATFORMS
Genentech
moderna
Seagen
PEAR THERAPEUTICS
salesforce
Apple
NETFLIX

Pear's team, culture & investors represent **a unique mix of life science and tech**



200
person tech + healthcare team
in Boston, San Francisco & Raleigh

MANAGEMENT

COREY MCCANN, MD, PHD
President & CEO
MPM | McKinsey & Company

CHRIS GUIFFRE, JD, MBA
CFO & COO
CERULEAN | CUBIST

ERIN BRENNER
Chief Product Development Officer
GE Healthcare | IDX

KATHY JEFFERY
Chief People Officer
Recurly

YURI MARICICH, MD, MBA
CMO & Head of Development
Cavion

RONAN O'BRIEN, JD
General Counsel & Secretary
CERULEAN | Selecta Biosciences

JULIA STRANDBERG, MBA
Chief Commercial Officer
Medtronic | 3M

INVESTORS

$250m+ of capital raised to date

SoftBank Group | TEMASEK
KAISER PERMANENTE | 5AM VENTURES
NOVARTIS | PERCEPTIVE ADVISORS
SARISSA CAPITAL | edbi
JAZZ VENTURE PARTNERS | ARBORETUM VENTURES
QUAD | FORTH
CRIMSONOX | shanda
TRUSTBRIDGE

PEAR THERAPEUTICS

Note: Perceptive Advisors is Pear's lender.

Contents

- The Opportunity For Prescription Digital Therapeutics
- Introducing Pear Therapeutics
- **Product, Pipeline & Platform Overview**
- Commercial Product Detail
- Current Status & Path Forward
- Attractive Investment Opportunity
- Appendix

Pear has...


reSET
reSET-O
Somryst
Sleep Better

3

FDA AUTHORIZED
PRODUCTS


PEAR

14

PRODUCT CANDIDATES
IN PIPELINE


PEAR
CONNECT
BY PEAR THERAPEUTICS

100+

PRODUCT OPPORTUNITIES
LEVERAGING PLATFORM

Pear's first **three commercial products** designed to redefine care for major medical conditions

			TOTAL ADDRESSIBLE MARKET (US)[1]
reSET		Only product FDA authorized to treat addiction to alcohol, cannabis, cocaine and stimulants	$5B+
reSET-O		Only FDA-authorized software product that's proven to help patients with opioid use disorder stay in outpatient treatment longer	$1B+
Somryst		Only FDA-authorized drug-free and guideline-recommended treatment for chronic insomnia	$5B+

PEAR THERAPEUTICS

Pear has a **robust pipeline** of product candidates


PRODUCT
THERAPEUTIC AREA / INDICATION
DEVELOPMENT STAGE
CONTENT PARTNER
Discovery
POC
Pivotal
Commercial
PSYCHIATRY
reSET
reSET-O
Somryst
Substance Use Disorder
Opioid Use Disorder
Chronic Insomnia
Alcohol Use Disorder
Schizophrenia
Anxiety (GAD)
Depression (MDD)
Bipolar
PTSD
DARTMOUTH*
DARTMOUTH*
UNIVERSITY of VIRGINIA
USC
NEUROLOGY
Acute and Chronic Pain
Migraine
Multiple Sclerosis
Epilepsy
Firsthand
Children's
OTHER
IBS
Specialty GI
Oncology
Cardiovascular
Ironwood
Apricity

DIGITAL BIOMARKERS

PLATFORM ENHANCEMENTS

Voice	Keystroke	Adherence Sensors	Physiologic Monitoring
WINTERLIGHT LABS	KeyWise AI	etectRx	empatica

*Dartmouth transaction is with a researcher employed by Dartmouth.
**Karolinska transaction is with individual researchers who are employed by the Karolinska Institute.
***Services agreement with Ironwood to evaluate a PDT in GI diseases.

PEAR THERAPEUTICS

Our **PDT engine** enables the discovery, development, and commercialization of PDTs at scale


PEAR


PEAR
CONNECT

PLATFORM TO DISCOVER AND DEVELOP NEW PDTs

- Component library of therapeutic and digital biomarker modalities
- In-licensing engine to access new technologies
- Remote clinical trials infrastructure
- Participant in FDA's Precertification Pilot Program
- Quality systems compatible with 21CFR 820 and ISO13485

PLATFORM CAPABLE OF HOSTING 100s OF PDTs BY PEAR AND 3rd PARTIES

- Clinician dashboard
- Patient services center and specialty pharmacy
- Data infrastructure and access to claims data
- Telemedicine integration and field salesforce
- Modular payor contracts and adjudication of value-based agreements

Contents

- The Opportunity For Prescription Digital Therapeutics
- Introducing Pear Therapeutics
- Product, Pipeline & Platform Overview
- **Commercial Product Detail**
- Current Status & Path Forward
- Attractive Investment Opportunity
- Appendix

reSET and reSET-O are designed to **redefine treatment** of Substance Use Disorder (SUD) and Opioid Use Disorder (OUD)


reSET-O

PATIENT

- Cognitive Behavioral Therapy (CBT)
- Fluency Training
- Contingency Management
- Craving & Trigger Assessment

\+

CLINICIAN

- Real-World Engagement
- Concept proficiency
- Cravings & Triggers
- Urine Drug Screens & Appointments



✓ 24/7, anytime, anywhere addiction treatment with FDA-authorized outcomes

✓ Rapid insights into patient engagement and practice performance via single-secure platform

PEAR THERAPEUTICS

reSET and reSET-O show strong **clinical** and stronger **real-world outcomes**

CLINICAL TRIALS		REAL WORLD USE	
>2X	improved abstinence for reSET[1]	88%	of patients abstinent at 12 weeks[5]
82%	of patients retained in therapy for reSET-O[2]	85%	of patients retained in therapy at 12 weeks[5]
Up to 100%	substitution for clinician time[3]	62%	reduction in inpatient hospital utilization at 6 months[6*]
Up to 12 months	of continuous Use[4]	20%	reduction in emergency department visits at 6 months[6*]

Note: See appendix slide 44-46 for additional clinical data and appendix slide 47 for additional real world data.

*Results up to 9 months expected in Q2 2021

PEAR THERAPEUTICS

reSET® and reSET-O® have demonstrated **commercial traction**

18,000+
prescriptions



700+
prescribers

14
organizations who have provided access*

66% Completed half of all core modules[1]

82% of providers were very satisfied or somewhat satisfied with their overall performance[2]

$2,150 cost saving per patient[3]

*Providing access means either listing on formulary, as a covered benefit, purchasing product in bulk, or funding a study.

Somryst: **first-line drug-free treatment** for 30 million Americans with chronic insomnia


Somryst
Sleep Better

- FDA-authorized to treat patients with chronic insomnia
- Examined in 29 completed or ongoing studies
- Delivers drug-free treatment without the risk of dependence and inappropriate long-term use
- Addresses supply-demand mismatch in insomnia care (<300 CBT-I accredited providers for >30M Americans)
- Long-term durable clinical benefit (to 18 months)
- First-line treatment per clinical guidelines

PEAR THERAPEUTICS

Somryst

Data show **significant improvement** in insomnia and depression endpoints

CLINICAL

45% Decrease in the severity of insomnia symptoms[1]

>50% Decrease in depression symptoms[2]

~45% Decrease in anxiety symptoms[2]

Up to 18 MONTHS Durable effect on insomnia, depression, and anxiety[3-4]



Somryst
Sleep Better



8:15
Home
Great job completing the Sleep Window Core!
To get the most out of Somryst, come back each day to enter your Sleep Diaries.
Sleep Diary
Fill out your Sleep Diary for last night to track your sleep patterns.
ADD SLEEP DIARY
Sleep Window
BED TIME
12:40 AM
5 HRS 20 MIN
ARISE TIME
6:00 AM

REAL WORLD

↓ Decrease in the severity of insomnia symptoms[5]

↓ Decrease in the time to sleep onset[6]

↓ Decrease in undesired waking from sleep[6]

Health economic data expected in 2021

PEAR THERAPEUTICS

Note: See appendix slide 48 for additional clinical data and appendix slide 49 for additional real world data.

Contents

- The Opportunity For Prescription Digital Therapeutics
- Introducing Pear Therapeutics
- Product, Pipeline & Platform Overview
- Commercial Product Detail
- **Current Status & Path Forward**
- Attractive Investment Opportunity
- Appendix

Pear is poised for **near-term commercial scale**

WHERE WE ARE TODAY

3	FDA-authorized PDTs
14	product candidates
6	month HEOR data for reSET-O
18K	Prescriptions to date
14	Organizations who have provided access*
$4M	projected 2021 revenue

POTENTIAL DRIVERS OF COMMERCIAL SCALE

SCRIPT VOLUME

- Inclusion in clinical guidelines
- Deeper integration into health system infrastructure
- Widespread telemedicine prescribing
- Subsequent prescriptions for patients who benefit
- Reimbursement for clinician dashboards and assessments

COVERAGE

- Additional HEOR data
- Provider demand and advocacy
- Grants ➔ fee for service ➔ managed Medicaid coverage
- Value-based agreements with major commercial payors
- Patient-pay options
- Federal legislation for Medicare coverage of PDTs

PROJECTED YE 2023

3	product candidates in pivotal studies
20	product candidates
12	month HEOR data for reSET, reSET-O, and Somryst
150K	Prescriptions in 2023
100M	covered lives
$125M	projected revenue

*Providing access means either listing on formulary, as a covered benefit, purchasing product in bulk, or funding a study.

Our commercial flywheel drives a **virtuous cycle of commercial adoption**...


Scripts create additional patients treated, RWE, and HEOR data points
PRESCRIPTIONS 01
02 RWE + HEOR DATA
PEAR THERAPEUTICS
Performance data drives product enhancements
Coverage decisions drive additional prescription growth
COVERAGE DECISIONS 04
03 PRODUCT ENHANCEMENTS
Product enhancements support coverage decisions and pricing power

...and our engine is **poised for pipeline growth and product commercialization**


PEAR
CONNECT

DISCOVERY

ACQUISITION ENGINE

- 735 — ASSETS EVALUATED*
- 95 — OPPORTUNITIES FOR IN-LICENSING
- 16 — COMPLETED DEALS
- 12 — ADDITIONAL IN NEGOTIATIONS

DEVELOPMENT

DEVELOPMENT PLATFORM

- Component library of therapeutics and digital biomarkers
- APIs for academics and partner development
- Remote clinical trials infrastructure
- FDA Precertification Pilot Program
- Quality system compatible with 21CFR 820 and ISO13485

COMMERCIAL PLATFORM

- Multi-product clinician dashboards
- Patient services center and specialty pharmacy
- Integration into EMRs and practice infrastructures
- Claims data pipe for continuous HEOR assessment
- Telemedicine capability and field salesforce

*735 assets evaluated since 2018. Pear evaluates approximately 100-200 assets a year.

Multiple **near-term value creation milestones**

COMMERCIAL

- reSET 6-month HEOR data reSET-O 9, 12-month HEOR data
- Somryst 6-month HEOR
- Adoption by large healthcare providers
- Coverage decisions by public and private payors
- Ex-US expansion*

PIPELINE

- Additional PDT candidates and digital biomarker licenses/acquisitions
- Clinical data in Alcohol Use Disorder, Depression, Anxiety, Schizophrenia
- Data from drug / software combos & drug-dose optimization

*As of May 2021, Pear's only Ex-US authorization is Singapore for reSET with plans to expand to other Ex-US markets.

This **financing boosts our position** as the long-term category leader for PDTs



BEHAVIORAL HEALTH
NEUROLOGY
CARDIOVASCULAR
DIABETES
RESPIRATORY
ONCOLOGY
OBESITY
MUSCULOSKELETAL

PDT Opportunities for Most Medical Conditions

- Developed by Pear and 3rd parties
- Mono therapies and drug/software combos

Dynamic PDT Infrastructure

- Multi-product clinician dashboard
- Integration into payor and provider networks
- Data systems for insight generation

PEAR THERAPEUTICS

Contents

- The Opportunity For Digital Therapeutics
- Introducing Pear Therapeutics
- Product, Pipeline & Platform Overview
- Commercial Product Detail
- Current Status & Path Forward
- **Attractive Investment Opportunity**
- Appendix

PEAR THERAPEUTICS

Category creators offer **significant financial upside**

novocure

Novel Electric Field-based Oncology Treatment Technology

$24 BN+ Market Cap
9.3x Return from IPO

Livongo

Leading Chronic Disease Management Software

$18 BN+ Market Cap**
5.7x Return from IPO

GUARDANT HEALTH

Leading Liquid Biopsy Diagnostics

$17 BN+ Market Cap
8.6x Return from IPO

.Outset

Reimagined Connected Dialysis Machines

$3 BN+ Market Cap
2.2x Return from IPO

Revenue

$ in millions



$33
$83
$177
$248
$351
$494
2015
2016
2017
2018
2019
2020



$31
$68
$170
$369*
2017
2018
2019
2020



$25
$50
$91
$214
$287
2016
2017
2018
2019
2020



$2
$15
$50
2018
2019
2020

Note: Market Cap data as of market close on Tuesday, April 28, 2021.
*2020 revenue represents 9M actual and Q4 Estimate from Merger Proxy dated 9/15/20.
**Reflects Teladoc acquisition value.

PEAR THERAPEUTICS

This is a compelling moment to join Pear and the **future of PDTs**

REVENUE FORECAST



$ in millions
$4
$22
$125
2021E
2022E
2023E

UNIQUE OPPORTUNITY TO INVEST EARLY IN VALUATION TRAJECTORY



$ in millions
Pear's Implied Value at YE '22
$4,075
Discounted to Today
$3,102
vs Current Transaction Value
$1,197

- Applies Median NTM Revenue multiple of disruptive healthcare peers* of 32.6x to Pear 2023E Revenue of $125mm
- Discount Rate: 20%
- Discount Period: 6/30/21 – 12/31/22

Source: Company projections, Company filings, and FactSet as of April 28, 2021.
*Disruptive Healthcare Peers include Novocure, Guardant Health, Inspire, Shockwave Medical, Adaptive Biotechnologies, Schrodinger, Dexom, Outset Medical, and Teladoc Health.

Pear is the **category creator** for PDTs

Pear is the category creator and market leader with a

$2B+

serviceable available market from current products in the U.S.

Pear's pipeline and platform are poised to drive the space creating a

$15B+

serviceable available market from current pipeline in the U.S.

PDTs as treatment for most medical conditions represent a

$250B+

total addressable market opportunity in the U.S.

OPPORTUNITY TO INVEST IN A CATEGORY DEFINING COMPANY ON A PATH TO DISRUPTING THE MARKET

PEAR THERAPEUTICS

Contents

- The Opportunity For Prescription Digital Therapeutics
- Introducing Pear Therapeutics
- Product, Pipeline & Platform Overview
- Commercial Product Detail
- Current Status & Path Forward
- Attractive Investment Opportunity
- Transaction Overview
- **Appendix**

Additional Transaction Information

OWNERSHIP AT $10.00	• Existing Company shareholders / option holders to receive ~74% of the pro forma equity • Thimble Point founders and affiliates to own ~3%, Thimble Point investors to own ~17%, PIPE investors to own ~6% (inclusive of Forward Purchase Agreement from an affiliate of the PVFO)
CAPITAL STRUCTURE	• $276 million cash in trust • $100mm private placement of common stock at $10.00 / share • Use of proceeds: Growth capital
GOVERNANCE	• Subject to compliance with NASDAQ rules, Board of Directors will consist of 6 members designated by Company and 1 member designated by the SPAC sponsor
EQUITY ALIGNMENT	• Pear management, insiders, and the sponsor group are subject to equity lock-ups o Thimble Point sponsor equity subject to 180 day lock-up o Management and all other shareholders are rolling their equity and are subject to 180 day lock-up
OTHER DETAILS	• Combined Company to be named Pear Therapeutics, Inc. • Voting agreements for Thimble Point Sponsor, Directors, and Officers
TIMING	• S-4 proxy expected to be distributed in Q2'21 and closing as soon as practical thereafter • Subject to customary closing conditions including

Note: Ownership at $10 per share implies that all warrants are out of the money and therefore are not included.

PEAR THERAPEUTICS

Pro Forma Transaction Summary

Estimated Sources and Uses

($ in millions)

SOURCES	
SPAC Cash in Trust	$276
Founder shares	52
PIPE*	100
Pear Equity Rollover	1,200
Total Sources	1,628

PRO FORMA VALUATION	
Illustrative Price per Share	$10.0
Pro Forma Shares Outstanding (mm)	162.8
Equity Value	1,628
(-) Net Cash**	431
Enterprise Value	$1,197

USES	
Cash to Balance Sheet	$336
Founder shares	52
Equity Rollover	1,200
Transaction Costs	40
Total Uses	1,628

VALUATION MULTIPLES	
EV / 2023E Revenue	9.58X

PF OWNERSHIP


17%
3%
6%
74%

- Pear Therapaeutics Shareholders
- SPAC Shares
- Founder Shares
- PIPE Shareholders*

Note: Ownership at $10 per share implies that all warrants are out of the money and therefore are not included.
* Includes $50mm FPA from Pritzker Family Office.
** Includes $95mm of standalone cash.

Attractive entry value relative to disruptive healthcare peers

Category leaders pioneering approaches to address unmet needs using novel and unique ideology
First-mover advantage contributing to acceleration of revenue and profitability momentum


EV/ 2023E Revenue
46%
Discount to median
9.58x
PEAR THERAPEUTICS
30.42x
novocure
22.24x
GUARDANT HEALTH
21.06x
Inspire
18.92x
SHOCKWAVE
17.72x
Adaptive
13.75x
SCHRÖDINGER
12.85x
dexcom
12.45x
Outset
9.65x
Teladoc HEALTH
Median 17.72x

Source: FactSet as of April 28, 2021.
*Pear Therapeutics EV is based on valuation assumptions provided on prior pages.

Pear is **priced at a discount** to life science comparables

Therapeutics targeting psychiatric and neurological diseases



$9,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Enterprise Value ($mm)
Neurocrine
biohaven pharmaceuticals
KARUNA THERAPEUTICS
**
AXSOME
Intra-Cellular Therapies
HARMONY BIOSCIENCES
ACADIA
***
COMPASS
PEAR THERAPEUTICS
*
$1,197
Phase 2
Phase 3
Commercial
Phase of Clinical Development

Source: Company websites and FactSet as of 04/28/21.
* Based on Thimble Point Acquisition Corp.'s valuation of Pear Therapeutics of $1.2bn.
** Pro forma for $200mm follow-on offering in March 2021.
*** Pro forma for $144mm follow-on offering in April 2021.

PEAR THERAPEUTICS

Value Creation analogous to biopharma platforms

Pear's PDT leadership is no less innovative than other biopharma platform companies that brought unorthodox technologies to caregivers, patients and health systems

	JUNO THERAPEUTICS	moderna	DENALI THERAPEUTICS	GW pharmaceuticals
THESIS @ IPO	Pioneering developer of CAR-T, the next-generation modality in immuno-oncology	Pole position in the development of drugs based on mRNA for a vast array of therapeutic areas	A sharp departure from prior neuro-degeneration plays, driven by biomarkers and new delivery technology	First platform to bring cannabinoid receptor agonists into mainstream biopharma for neurology
PIPELINE @ IPO	• JCAR015: Ph 1 (ALL, NHL) • JCAR017: Ph 1 (ALL, NHL) • JCAR014: Ph 1 (B-cell malignancies)	• VEGF program: Ph 2 (myocardial ischemia) • OX40 program: Ph 1 (cancer) • Virology programs: Preclin.	• LRRK2 program: Ph 1 (Parkinson's) • RIPK1 program: Preclin. (Alzheimer's, ALS)	• Sativex: Marketed (MS spasticity) • GWP42004: Ph 2 (T2DM) • GWP42006: Preclin. (Epilepsy)
VALUE CREATIO	Enterprise Value: • @ IPO: $1.4bn • @ Takeout: $9.0bn Shareholder Return: 3.6x	Enterprise Value: • @ IPO: $7.6bn • @ Current: $72bn Shareholder Return: 7.8x	Enterprise Value: • @ IPO: $1.1bn • @ Current: $7.3bn Shareholder Return: 3.5x	Enterprise Value: • @ IPO: $56mm • @ Takeout: $6.7bn Shareholder Return: 24.6x

reSET and reSET-O are **the first PDTs**



Weekly Lessons
CONTINUE LESSON
CHECK IN

reSET

- First-ever PDT to achieve FDA medical claims to treat disease
- FDA-authorized to treat addiction for 21.2M Americans suffering from addiction to alcohol, cannabis, cocaine, and stimulants[1]
- Two successful RCTs in >1,000 SUD patients (alcohol, cannabis, cocaine, stimulants)[2-3]



Lessons
Quiz
Unhealthy responses may be triggered by difficult situations if you ________.
have an effective response for them
don't have an effective response for them
avoid them
simply encounter them

reSET-O

- First-ever PDT to receive Breakthrough Designation
- FDA-authorized for use in combination with buprenorphine to treat 2.1M Americans suffering from addiction to opiates[4]
- 3 successful RCTs in >450 OUD patients: 2 with reSET-O + buprenorphine and 1 with reSET-O + methadone[5-8]

PEAR THERAPEUTICS

What are the **top-line outcomes** from the reSET Pivotal Trial?

reSET[*]

HIGHLIGHTS	CLINICAL OUTCOMES SUMMARY FROM 12-WEEK PIVOTAL TRIAL[1]
Abstinence	Among patients whose primary addiction was not opioids, in a secondary analysis, adding reSET to treatment as usual (TAU) **more than doubled abstinence rates (40.3% vs 17.6%)** during the last 4 weeks of the 12-week trial.
Retention	Among all patients, adding reSET to outpatient therapy **improved retention rate compared to TAU (72.2% vs 63.5%)** at the end of the 12-week trial.
Safety	Treatment with reSET did not demonstrate a significant difference in unanticipated adverse events compared to TAU.

ABSTINENCE RATES BY TREATMENT GROUP



Abstinence
rTAU* + reSET (n=206)
40.3%
TAU (n=193)
17.6%
P=.0004

PERCENTAGE OF PATIENTS WHO COMPLETED THE 12-WEEK TRIAL



Retention
72.2%
rTAU* + reSET (n=255)
63.5%
TAU (n=252)
P=.0316

*rTAU: reduced treatment as usual in which 2 hours of face-to-face therapy each week was replaced with use of a desktop-based Therapeutic Education System, which has equivalent content to reSET.

PEAR THERAPEUTICS

*reSET is indicated for retention in treatment and abstinence.

What are the **top-line outcomes** from the reSET-O Pivotal Trial?

reSET-O®

HIGHLIGHTS	CLINICAL OUTCOMES SUMMARY FROM 12-WEEK PIVOTAL TRIAL[1,2]
Abstinence	Among patients whose primary addiction was opioids, in a secondary analysis, adding reSET-O to treatment as usual (TAU) **had significantly greater odds of opioid abstinence** during weeks 9-12 of the 12-week trial.
Retention	Adding reset-O to outpatient therapy buprenorphine **increased retention of patients with OUD by 14%** at the end of the 12-week trial.
Safety	• The observed adverse events were of a type and frequency as anticipated in a large population of patients with OUD or associated with buprenorphine pharmacotherapy, particularly during the induction phase • The adverse events observed were not adjudicated to be device related

ABSTINENCE RATES BY TREATMENT GROUP



Abstinence
TAU* + reSET-O (n=91)
77.3%
TAU (n=79)
62.1%
P=.02

TREATMENT PROGRAM RETENTION RATE

Patients retained at 12-week end point



82.4%
68.4%
TAU + reSET-O (n=91)
TAU (n=79)
P=.0224

PEAR THERAPEUTICS

*reSET-O is indicated only for retention in treatment.

What is the **Economic Impact** of the product in the real world?

In a published analysis of Real-World Evidence, patients using reSET-O® used fewer costly healthcare resources after they began treatment[1]

- Study of 351 patients who used reSET-O[1]
- 82% of patients were covered by Medicaid
- 6 months pre/post
- Buprenorphine adherence >0.6 (50% of MAT patients)[2]

Inpatient stays[1]	+	Emergency visits[1]	+	Post-Surgical Observation[1]
-62%		-20%		-90%

~$2,150

cost savings / patient[1]

PEAR THERAPEUTICS

What were the **outcomes** of the **Somryst** pivotal trial?

IN TWO RANDOMIZED CONTROLLED TRIALS THAT EVALUATED >1400 ADULTS WITH CHRONIC INSOMNIA, SOMRYST® USE RESULTED IN A SIGNIFICANT REDUCTION IN INSOMNIA SEVERITY SYMPTOMS, AND THE REDUCTION WAS MAINTAINED OVER 12 MONTHS.[1-3]

STUDY 1[1]

Mean Insomnia Severity Index Score by Treatment Group (N=303)

*P<0.0001 Difference between treatment groups at all times after baseline


Insomnia Severity Index
20
15
10
5
0
↓18%
↓32%
↓35%
↓45%
↓51%
↓57%
Baseline
End of Treatment (Week 9)
6 months follow up
12 months follow up
Usual Care + Control (N=152)
Usual Care + SHUTi (N=151)
↓ Percentage reduction in insomnia symptom severity
Sub-threshold for clinical definition of insomnia

STUDY 2[2]

Mean Insomnia Severity Index Score by Treatment Group (N=1149)

*P<0.0001 Difference between treatment groups at all times after baseline


Insomnia Severity Index
20
15
10
5
0
↓19%
↓25%
↓30%
↓55%
↓52%
↓52%
Baseline
End of Treatment (Week 9)
6 months follow up
12 months follow up
Usual Care + Control (N=575)
Usual Care + SHUTi (N=574)
↓ Percentage reduction in insomnia symptom severity
Sub-threshold for clinical definition of insomnia

PEAR THERAPEUTICS

What does **patient engagement** look like in the real world?

REAL WORLD STUDY DESIGN

- 7,414 patients utilized Somryst in a pre-commercial pilot study[1-3]
- Patients utilized the product for 9 weeks, consisting of 6 treatment modules (cores)
- Data collected:
  - FDA-reviewed endpoint (Insomnia Severity Index)
  - Patient Reported Outcomes
  - 348,584 sleep diaries were collected

HEALTH OUTCOMES



Patient Engagement
% of patients active
100%
88%
77%
67%
60%
53%
C1 C2 C3 C4 C5 C6



ISI Score
ISI Score
19
18
15
13
11
10
C1 C2 C3 C4 C5 C6



Sleep Onset Latency
SOL Score
33
21
16
15
15
16
C1 C2 C3 C4 C5 C6



Wake After Sleep Onset
WASO Score
41
23
18
17
17
18
C1 C2 C3 C4 C5 C6

PEAR THERAPEUTICS

Risk **Factors**

The below list of risk factors has been prepared as part of the Business Combination. The risks presented below are certain of the general risks related to the business of the Company, TPAC and the Business Combination and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by TPAC and the Company with the SEC. If the Company cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, its business, financial condition or results of operations could be materially and adversely affected. The risks described below are not the only risks that the Company faces. Additional risks that the Company currently does not know about or that it currently believes to be immaterial may also impair its business, financial condition or results of operations. You should review the investor presentation and perform your own due diligence prior to making an investment in TPAC and the Company.

Risks Related to the Company's Business and Industry

- The failure of the Company's prescription digital therapeutics to achieve and maintain market acceptance by patients and physicians would cause the Company's business, financial condition and results of operation to be materially and adversely affected.
- The insurance coverage and reimbursement status of novel products, such as prescription digital therapeutics, is uncertain. Failure to obtain or maintain adequate coverage and reimbursement for the Company's products would substantially impair the Company's ability to generate revenue.
- The market for prescription digital therapeutics is new, rapidly evolving, and increasingly competitive, as the healthcare industry in the United States is undergoing significant structural change, which makes it difficult to forecast demand for the Company's products. As a result, all projections included herein are subject to change.
- The Company's future depends on the continued contributions of its senior management team and its ability to attract and retain other highly qualified personnel; in particular, Corey McCann, our President and Chief Executive Officer, is critical to our future vision and strategic direction.
- A limited number of healthcare insurers have agreed to reimburse purchases of the Company's products, and there is no assurance that additional healthcare insurers will reimburse purchases of the Company's products in the future.
- The Company's products are made available via the Apple Store and the GooglePlay Store. If the Company's ability to access those markets was stopped or otherwise restricted, it would materially and adversely affect the Company's business.
- The Company faces competition and new products may emerge that provide different or better alternatives for treatment of the conditions that the Company's products are authorized to treat. Many of our current and future competitors have or will have significantly more resources.
- Acquisitions and strategic alliances could distract management and expose the Company to financial, execution and operational risks that could have a detrimental effect on our business.
- We have experienced rapid growth since inception which may not be indicative of our future growth and, if we continue to grow rapidly, we may not be able to manage our growth effectively.
- If we cannot maintain our corporate culture, we could lose the innovation, collaboration and focus on the mission that contribute to our business.
- The COVID-19 pandemic has had and continue to have an adverse impact on the Company's business, operations, and the markets and communities in which it operates.

PEAR THERAPEUTICS

Risk **Factors**

Risks Related to the Company's Financial Position

- The Company has a history of significant losses, anticipates increasing expenses in the future, and may not be able to achieve or maintain profitability.
- Due to the resources required for the development of the Company's pipeline, and depending on its ability to access capital, the Company may have to prioritize the development of certain product candidates over others. The Company may fail to expend its limited resources on product candidates that may have been more profitable or for which there is a greater likelihood of success, which would cause the Company's business, financial condition and results of operations to be materially and adversely affected.
- The Company will need substantial additional funding, and if it is unable to raise capital when needed or on terms favorable to the Company, the Company's business, financial condition and results of operation could be materially and adversely affected.

Risks Related to the Company's Intellectual Property and Technology

- Limitations on the Company's ability to maintain or obtain patent protection and/or the patent rights relating to the Company's products and product candidates may limit the Company's ability to prevent third parties from competing against the Company.
- Confidentiality agreements with employees and others may not adequately prevent disclosure of trade secrets and other proprietary information.
- The Company is party to and may, in the future, enter into collaborations, in-licensing arrangements, joint ventures, or strategic alliances with third-parties that may not result in the development of commercially viable products or the generation of significant or any future revenues.
- The Company in-licenses patents and content from third-parties to develop its products and product candidates. If the Company had a dispute with a third-party licensor, it could materially and adversely affect the Company's ability to commercialize the product or product candidate affected by the dispute.
- The Company's products utilize third-party open source software components, which may pose particular risks to its proprietary software, technologies, products and services in a manner that could negatively affect its business.

Risks Relating to the Company's Products

- The Company's products may cause undesirable side effects or have other properties that could limit their commercial potential.
- If the Company is not able to develop and release new products, or successful enhancements, new features and modifications to the Company's products, the Company's business, financial condition and results of operations could be materially and adversely affected.
- Clinical trials of any of the Company's products or product candidates may fail to produce results necessary to support regulatory clearance or authorization.
- Interim, "topline" and preliminary data from clinical trials of the Company's products or product candidates may change as more patient data becomes available and are subject to confirmation, audit, and verification procedures that could result in material changes in the final data.

PEAR THERAPEUTICS

Risk **Factors**

Risks Related to the Company's Regulatory Compliance and Legal Matters

- We operate in a highly regulated industry and are subject to a wide range of federal, state and local laws, rules and regulations, including FDA regulatory requirements and laws pertaining to fraud and abuse in healthcare, that affect nearly all aspects of our operations. Failure to comply with these laws, rules and regulations, or to obtain and maintain required licenses, could subject the Company to enforcement actions, including substantial civil and criminal penalties, and might require the Company to recall or withdraw a product from the market or cease operations. Any of the foregoing could materially and adversely affect our business, financial condition and results of operations.
- The Company will incur significant liability if it is determined that it is promoting any "off-label" uses of its products.
- The Company faces potential product liability exposure, and, if claims brought against the Company are successful, the Company could incur substantial liabilities.
- Healthcare reform and other governmental and private payor initiatives may have an adverse effect upon, and could prevent, the Company's products' or product candidates' commercial success.
- The Company is subject to data privacy and security laws and regulations governing the Company's collection, use, disclosure, or storage of personally identifiable information, including protected health information and payment card data, which may impose restrictions on the Company and the Company's operations. Any actual or perceived noncompliance with such laws and regulations, may result in penalties, regulatory action, loss of business or unfavorable publicity.
- Security breaches, ransomware attacks and other disruptions to the Company's information technology structure could compromise the Company's information, disrupt its business and expose the Company to significant liability, which would cause the Company's business and reputation to suffer and we may be unable to maintain and scale the technology underlying our offerings.
- The Company's patient service center uses text and voice calls to communicate with healthcare providers, patients and prospective patients, and the Company is subject to various marketing and advertising laws including the Telephone Consumer Protection Act (the "TCPA"). If the Company fails to comply with applicable laws including the TCPA, it may be subject to significant liabilities.
- The Company may be subject to governmental investigation, litigation and other proceedings, including intellectual property disputes, which are costly to defend and could materially harm the Company's business and results of operations.
- The Company's commercialization efforts to date have focused almost exclusively on the U.S. The Company's ability to enter other foreign markets will depend, among other things, on its ability to navigate various regulatory regimes with which it does not have experience, which could delay or prevent the growth of the Company's operations outside of the U.S.
- The regulatory framework for digital health products is constantly evolving. Increasingly stringent regulatory requirements could create barriers to the Company's development and introduction of new products. Conversely, in the event that regulatory requirements are lowered, competitors could potentially enter the digital health products market and compete against the Company more easily. Either of the foregoing could materially harm the Company's business.
- The Company's products may face competition from digital health products that are marketed without regulatory clearance or approval. Regulators have broad discretion in determining whether to enforce regulatory requirements, and may decide not to remove uncleared or unapproved products that compete with the Company's products, which could materially and adversely impact the Company's business.

Risk **Factors**

Risks Related to the Company's Financial Reporting

- We rely on assumptions, estimates, and business data to calculate our key performance indicators and other business metrics, and real or perceived inaccuracies in these metrics may harm our reputation and negatively affect our business.
- Our results of operations and financial condition are subject to management's accounting judgments and estimates, as well as changes in accounting policies.
- Our management will be required to evaluate the effectiveness of our internal control over financial reporting. If we are unable to maintain effective internal control over financial reporting, investors may lose confidence in the accuracy of our financial reports.
- If we fail to maintain an effective system of disclosure controls and internal control over financial reporting, our ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired. Furthermore, our management and our independent auditors have identified certain internal control deficiencies, which management and our independent auditors believe constitute material weaknesses.
- Some members of our management team have limited experience in operating a public company.
- We will incur increased costs as a result of operating as a public company, and its management will devote substantial time to new compliance initiatives.
- We could be subject to additional tax liabilities and our ability to use net operating loss carryforwards and other tax attributes may be limited in connection with the proposed business combination or other ownership changes.

Risks Related to the Business Combination

- The consummation of the Business Combination is subject to a number of conditions, including entry into a definitive agreement and plan of merger (the "Business Combination Agreement"), and if those conditions are not satisfied or waived, the Business Combination Agreement may be terminated in accordance with its terms and the Business Combination may not be completed.
- There is no guarantee that a stockholder's decision to redeem its shares for a pro rata portion of the Trust Account will put the stockholder in a better or worse economic position.
- If the Business Combination benefits do not meet the expectations of investors or securities analysts, the market price of TPAC's securities or, following the consummation of the Business Combination, the combined company's securities may decline.
- Potential legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination.
- If TPAC's due diligence investigation of the Company's business was inadequate and material risks are not uncovered, stockholders of TPAC following the Business Combination could lose some or all of their investment.

References

Slide 6
1. https://www.cnbc.com/2017/01/17/tech-set-to-transform-3-trillion-health-care-industry.html

Slide 8
1. https://www.cdc.gov/chronicdisease/about/costs/index.htm
2. https://azbigmedia.com/business/future-of-telehealth-is-brighter-than-ever-in-the-wake-of-covid-19/
3. https://www.aamc.org/news-insights/us-physician-shortage-growing
4.https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7161457/#:~:text=Across%20the%20United%20States%2C%20there,physician%20ratio%20of%2043%2C000%3A1;
5. https://www.aamc.org/news-insights/21-million-americans-suffer-addiction-just-3000-physicians-are-specially-trained-treat-them
6. https://techjury.net/blog/how-much-time-does-the-average-american-spend-on-their-phone/#gref

Slide 9
1. https://www.aamc.org/news-insights/21-million-americans-suffer-addiction-just-3000-physicians-are-specially-trained-treat-them
2. Doghrami K. The Epidemiology and Diagnosis of Insomnia. AJMC. 2006. 2. US Census Bureau. United States QuickFacts.
3. https://www.census.gov/quickfacts/fact/table/US/PST045219 Accessed April 22, 2021.
4. Chronic Pain: https://www.cdc.gov/mmwr/volumes/67/wr/mm6736a2.htm
5. https://www.cancer.org/content/dam/cancer-org/research/cancer-facts-and-statistics/annual-cancer-facts-and-figures/2021/cancer-facts-and-figures-2021.pdf

Slide 13
1. https://www.aamc.org/news-insights/us-physician-shortage-growing
2. Doghrami K. The Epidemiology and Diagnosis of Insomnia. AJMC. 2006.
3. US Census Bureau. United States QuickFacts. https://www.census.gov/quickfacts/fact/table/US/PST045219 Accessed April 22, 2021.;
4. Atlas on substance use (2010): resources for the prevention and treatment of substance use disorders. World Health Organization.; https://www.ncbi.nlm.nih.gov/books/NBK553166/

Slide 19
1. TAM = Price x Potential PDT Rx Per Year

Slide 24
1. Campbell et al., American Journal of Psychiatry. 2014. 171(6):683-690.
2. Christensen DR, Landes RD, Jackson L, et al. Adding an Internet-delivered treatment to an efficacious treatment package for opioid dependence. J Consult Clin Psychol. 2014;82(6):964-972. doi:10.1037/a0037496.
3. Chaple et al. 2016. The Prison Journal. 96(3):485-508.
4. Marsch LA, Guarino H, Acosta M, Aponte-Melendez Y, Cleland C, Grabinski M, Brady R, Edwards J. Web-based behavioral treatment for substance use disorders as a partial replacement of standard methadone maintenance treatment. J Subst Abuse Treat. 2014 Jan;46(1):43-51. doi: 10.1016/j.jsat.2013.08.012. Epub 2013 Sep 21. PMID: 24060350; PMCID: PMC3839618.
5. Yuri A. Maricich, MD, Xiaorui Xiong, PhD, Robert Gerwien, PhD, Alice Kuo, BA Fulton Velez, MD MBA, Bruce Imbert, MD PhD, Keely Boyer, MBA, Hilary F. Luderer, PhD, Stephen Braun, BA, Karren Williams, PhD (2020): Real-World evidence for a prescription digital therapeutic to treat Opioid Use Disorder., Journal of Current Medical Research and Opinion, DOI:10.1080/03007995.2020.1846023.
6. Fulton F. Velez , Sam Colman , Laura Kauffman , Charles Ruetsch & Kathryn Anastassopoulos (2020): Real-world reduction in healthcare resource utilization following treatment of opioid use disorder with reSET-O, a novel prescription digital therapeutic, Expert Review of Pharmacoeconomics & Outcomes Research, DOI: 10.1080/14737167.2021.1840357.

References

Slide 25

1. Yuri A. Maricich, MD, Xiaorui Xiong, PhD, Robert Gerwien, PhD, Alice Kuo, BA Fulton Velez, MD MBA, Bruce Imbert, MD PhD, Keely Boyer, MBA, Hilary F. Luderer, PhD, Stephen Braun, BA, Karren Williams, PhD (2020): Real-World evidence for a prescription digital therapeutic to treat Opioid Use Disorder, Journal of Current Medical Research and Opinion, DOI:10.1080/03007995.2020.1846023.
2. Data on file. **reSET-O Patient and Provider Research. December 2020.**
3. Fulton F. Velez , Sam Colman , Laura Kauffman , Charles Ruetsch & Kathryn Anastassopoulos (2020): Real-world reduction in healthcare resource utilization following treatment of opioid use disorder with reSET-O, a novel prescription digital therapeutic, Expert Review of Pharmacoeconomics & Outcomes Research, DOI: 10.1080/14737167.2021.1840357.

Slide 26

1. Doghrami K. The Epidemiology and Diagnosis of Insomnia. AJMC. 2006.
2. US Census Bureau. United State; QuickFacts. https://www.census.gov/quickfacts/fact/table/US/PST045219 Accessed April 22, 2021.
3.. Batterham P, Christensen H, Mackinnon A, et al. Trajectories of change and long-term outcomes in a randomized controlled trial of internet-based insomnia treatment to prevent depression. BJPsych Open. 2017; 3(5), 228-235. doi:10.1192/bjpo.bp.117.005231. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5611538/
4 Batterham, P.J., Christensen, H., Thorndike, F. P., Ritterband, L.M., Gerwien, R., Enman, N., Botbyl, J., Maricich, Y. Web-delivered CBT for Insomnia Intervention Improves Sleep Among Adults with Insomnia and Depressive Symptoms. Virtual SLEEP 2020.: https://academic.oup.com/sleep/article-abstract/43/Supplement_1/A200/5847151

Slide 27

1. Ritterband LM, Thorndike FP, Ingersoll KS, et al. Effect of a Web-Based Cognitive Behavior Therapy for Insomnia Intervention With 1-Year Follow-up: A Randomized Clinical Trial. JAMA Psychiatry. 2017;74(1):68–75. doi:10.1001/jamapsychiatry.2016.3249.
2. Christensen H, Batterham PJ, Gosling JA, et al. Effectiveness of an online insomnia program (SHUTi) for prevention of depressive episodes (the GoodNight Study): a randomised controlled trial. Lancet Psychiatry. 2016;3(4):333-341.
3. Batterham P, Christensen H, Mackinnon A, et al. Trajectories of change and long-term outcomes in a randomized controlled trial of internet-based insomnia treatment to prevent depression. BJPsych Open. 2017; 3(5), 228-235. doi:10.1192/bjpo.bp.117.005231.
4. Batterham, P.J., Christensen, H., Thorndike, F. P., Ritterband, L.M., Gerwien, R., Enman, N., Botbyl, J., Maricich, Y. Web-delivered CBT for Insomnia Intervention Improves Sleep Among Adults with Insomnia and Depressive Symptoms. Virtual SLEEP 2020.
5. Real World Impact of a CBT I Digital Therapeutic: Treatment Outcomes and Prescription Sleep Medication Use Among 5,877 Adults. Thorndike FP, Ritterband LM , Gerwien R , Xiong X , Enman NM , Luderer H , Edington, S , Wendorf AR , Maricich YA
6. Ritterband LM, Thorndike, FP, Ingersoll, KS, et al. Effect of a Web-Based Cognitive Behavior Therapy for Insomnia Intervention With 1-Year Follow-up: A Randomized Clinical Trial. JAMA Psychiatry. 2016;74(1),68-75.

Slide 44

1. SAMHSA. Key Substance Use and Mental Health Indicators in the United States: Results from the 2019 National Survey on Drug Use and Health. 2020.
2. Campbell et al., American Journal of Psychiatry. 2014. 171(6):683-690.
3. Chaple et al. 2016. The Prison Journal. 96(3):485-508.
4. https://www.samhsa.gov/sites/default/files/aatod_2018_final.pdf SAMHSA/HHS source provides that 2.1 million Americans suffer from addiction to opiates.
5. Christensen DR, Landes RD, Jackson L, et al. Adding an Internet-delivered treatment to an efficacious treatment package for opioid dependence. J Consult Clin Psychol. 2014;82(6):964-972. doi:10.1037/a0037496.
6. Internal data, FDA Regulatory filing, K173681, and Maricich Y et al. Safety and Efficacy of reSET in Patients w/ OUD. AAAP Annual Conference, 2018
7. Bickel et al. Exp Clin Psychopharmacol. 2008;16(2):132-143.
8. Marsch et al. Subst Abuse Treat. 2014;46(1):43-51.

References

Slide 45

1. Campbell et al., American Journal of Psychiatry. 2014. 171(6):683-690.
2. Yuri A. Maricich, Warren K. Bickel, Lisa A. Marsch, Kirstin Gatchalian, Jeffrey Botbyl & Hilary F. Luderer (2020): Safety and efficacy of a prescription digital therapeutic as an adjunct to buprenorphine for treatment of opioid use disorder, Current Medical Research and Opinion, DOI: 10.1080/03007995.2020.1846022

Slide 46

1. Christensen DR, Landes RD, Jackson L, et al. Adding an Internet-delivered treatment to an efficacious treatment package for opioid dependence. J Consult Clin Psychol. 2014;82(6):964-972. doi:10.1037/a0037496.

Slide 47

1. Fulton F. Velez, Sam Colman, Laura Kauffman, Charles Ruetsch & Kathryn Anastassopoulos (2020) Real-world reduction in healthcare resource utilization following treatment of opioid use disorder with reSET-O, a novel prescription digital therapeutic, Expert Review of Pharmacoeconomics & Outcomes Research, DOI: 10.1080/14737167.2021.1840357
2. Ronquest NA, Willson TM, Montejano LB, Nadipelli VR, Wollschlaeger BA. Relationship between buprenorphine adherence and relapse, health care utilization and costs in privately and publicly insured patients with opioid use disorder. Subst Abuse Rehabil. 2018;9:59-78. https://doi.org/10.2147/SAR.S150253

Slide 48

1. Ritterband et al. JAMA Psychiatry. 2017;74(1):68-75. **2.** Christensen et al. Lancet Psychiatry. 2016;3(4):333-341. **3.** Somryst® Clinician Directions for Use. Boston, MA: Pear Therapeutics, Inc. 2020.

Slide 49

1. Thorndike FP et al. Real World Data: Impact of a Digital Therapeutic for Insomnia in Adults. In S. Weiss (Chair), Using eHealth to bridge the gap between research and practice for insomnia: Examples from across the lifespan. Paper presented at: World Sleep Congress; September 2019; Vancouver, CA.
2. Thorndike FP, Gerwien R, Maricich YA, Luderer HF, Enman NM, Xiong R, Edington S, Ritterband L. Evidence From Real-World Users of a Digital Therapeutic for Insomnia. 173rd Annual Meeting of the American Psychiatric Association; April 25-29, 2020; Philadelphia, PA.

[3] Maricich YA, Thorndike FP, Gerwien R, Luderer HF, Enman NM, Xiong R, Edington S, Ritterband L. Evidence From Real-World Users of a Digital Therapeutic for Insomnia. Poster presented at: Technology in Psychiatry Summit; October 28-29, 2019; Boston, MA.